                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Earliest Event Reported:  June 27, 1997



                                NGC CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant As Specified In Its Charter)



            Delaware                   1-11156                  94-3248415
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 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                     Identification Number)



                           1000 Louisiana, Suite 5800
                             Houston, Texas  77002
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                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (713) 507-6400

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS
------    ------------------------------------

               ACQUISITION OF DESTEC ENERGY, INC.


               DESTEC STOCKHOLDER APPROVAL OF MERGER AGREEMENT/CONSUMMATION OF THE MERGER - At the 1997 Annual Meeting of Stockholders of Destec Energy, Inc. ("Destec") held on June 4, 1997, holders of approximately eighty-eight percent (88%) of the authorized, issued and outstanding shares of the common stock, par value $.01 per share, of Destec (the "Destec Common Stock"), either in person or by proxy, adopted and approved that certain Agreement and Plan of Merger, dated as of February 17, 1997 (the "Merger Agreement"), by and among Destec, The Dow Chemical Company, the holder of approximately eighty percent (80%) of the Destec Common Stock ("Dow"), NGC Corporation ("NGC" or the "Company") and NGC Acquisition Corporation II, a wholly-owned subsidiary of NGC (the "Purchaser"), pursuant to which, among other things, the Purchaser merged with and into Destec (the "Merger") and Destec, as the surviving corporation after the Merger, became a wholly-owned subsidiary of NGC. The Merger was consummated on June 27, 1997. Pursuant to the Merger Agreement, NGC paid $21.65 in cash for each outstanding share of Destec Common Stock or approximately $1.27 billion in the aggregate.

               The amount of consideration paid in connection with the acquisition of Destec was determined through an auction process. In connection with NGC's evaluation of a potential bid to acquire Destec, NGC engaged in a due diligence process pursuant to which NGC was provided with access to confidential information, management and facilities of Destec. Following this due diligence process, NGC submitted a joint proposal (the "Joint Proposal") with The AES Corporation ("AES"). The Joint Proposal, as accepted by the Board of Directors of Destec, provided that NGC would offer $21.65 per share of Destec Common Stock and sell Destec's international projects and operations to AES (the "AES Sale") upon consummation of the Merger.

               Through the Merger, NGC acquired a large independent producer of electricity. Destec is in the business of (i) developing, operating and managing projects which produce electricity, thermal energy and syngas; (ii) marketing and selling electricity, thermal energy, natural gas and lignite; and (iii) investing in projects, entities and natural resources which support its strategic objectives. Destec has interests in twenty-five (25) operating facilities, twenty (20) of which are located in the United States and five(5) of which are located outside of the United States.
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

          Four (4) of Destec's twenty-four (24) operating facilities are located outside the United States.


               In connection with the acquisition of Destec, NGC guaranteed certain obligations of Destec and certain of its subsidiaries relating to two (2) operating leases: the CoGen Lyondell Lease (approximately $164.4 million) and the Wabash Lease (approximately $193.3 million), which lease obligations were formerly guaranteed by Destec and Dow, respectively. A copy of the CoGen Guaranty is attached hereto as
          Exhibit 4.1 and incorporated herein by reference. A copy of the Wabash Guaranty is attached hereto as Exhibit 4.2 and incorporated herein by reference.


               SOURCE OF FUNDS - An aggregate of $1.27 billion in cash was required to pay for the approximately 56 million shares of Destec Common Stock purchased in connection with the Merger (the "Merger Consideration"). The Company furnished $680 million from borrowings under its existing credit facility (the "Credit Facility") between the Company and the First National Bank of Chicago ("First Chicago") as Agent, The Chase Manhattan Bank National Association and NationsBank of Texas, N.A., as Co-Agents, and certain other lenders named therein, which was amended to provide for the transactions contemplated by the Merger. The Company had previously raised $200 million through a Rule 144A offering of trust preferred securities by NGC Corporation Capital Trust I, the proceeds of which were used to repay bank debt pending closing of the Merger. The Credit Facility is attached hereto as
          Exhibit 4.3 and is hereby incorporated herein by reference. An additional $436 million of the Merger Consideration was received from AES in connection with NGC's sale to AES of certain international assets of Destec following consummation of the Merger as described below. The remaining cash needed to fund the Merger Consideration was provided by cash-on-hand at NGC and Destec.


               DISPOSITION OF CERTAIN INTERNATIONAL ASSETS


               AES SALE - NGC entered into an Asset Purchase Agreement on February 17, 1997 (the "AES Asset Purchase Agreement") with AES in connection with the Joint Proposal pursuant to which NGC agreed to sell most of Destec's international projects and operations to AES for approximately $407 million, subject to adjustment (the "AES Sale"). The AES Sale closed on June 30, 1997. NGC received $436 million from AES in connection with such sale. A copy of the AES Asset Purchase Agreement and the

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

          amendment thereto are attached hereto as Exhibits 2.2 and 2.3, respectively, and are incorporated herein by reference.

               A copy of the press release relating to the Destec Merger and the AES Sale is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 5:   OTHER EVENTS
------    ------------

               On July 10, 1997, NGC announced that it had entered into an agreement with ECT EOCENE Enterprises, Inc., an indirect subsidiary of Enron Corp., to sell certain oil, gas and lignite reserves owned by Destec for $149 million, subject to adjustments. A copy of the Asset Purchase Agreement dated July 1, 1997 (the "Enron Purchase Agreement") is attached hereto as Exhibit 2.4 and incorporated herein by reference. A copy of the press release regarding the signing of the Enron Purchase Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference.


ITEM 7:  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS
------   ------------------------------------------------------------------

         (A) FINANCIAL STATEMENTS - Financial Statements required by this item, if any, will be filed by amendment no later than sixty (60) days after the date that the initial report on this Form 8-K was required to be filed.

         (B) PRO-FORMA FINANCIAL INFORMATION - Pro-Forma Financial Information required by this item, if any, will be filed by amendment no later than sixty (60) days after the date that the initial report on this Form 8-K was required to be filed.

         (C)   EXHIBITS -

               2.1 Agreement and Plan of Merger by and among Destec Energy, Inc., The Dow Chemical Company, NGC Corporation and NGC Acquisition Corporation II dated as of February 17, 1997.
                    (1)

               2.2 Asset Purchase Agreement by and between NGC Corporation and The AES Corporation dated as of February 17, 1997. (1)


             + 2.3 First Amendment to Asset Purchase Agreement and the related schedules dated as of June 29, 1997.


             + 2.4 Asset Purchase Agreement between Destec Energy, Inc. and ECT EOCENE Enterprises, Inc. dated July 1, 1997.


             + 4.1  NGC Corporation Guaranty dated as of June 27, 1997 (CoGen).

             + 4.2  NGC Corporation Guaranty dated as of June 27, 1997 (Wabash).


             + 4.3 Amended and Restated Credit Agreement dated as of June 27, 1997, among NGC Corporation and The First National Bank of Chicago, individually and as Agent, The Chase Manhattan Bank and NationsBank of Texas N.A., individually and as Co-Agents, and the Lenders named therein.

             + 4.4 First Amendment to Letter of Credit Facility Agreement dated as of April 23, 1997.

             + 99.1 Press Release dated June 30, 1997, relating to the closing of the Destec Merger and the AES Sale.

             + 99.2 Press Release dated July 10, 1997, relating to the Enron
                    Purchase Agreement.



________________________


+    Filed herewith.

(1) Incorporated by reference to exhibits to the Annual Report on Form 10-K of NGC Corporation for the Fiscal Year Ended December 31, 1996, Commission File No. 1-11156.


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

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NGC CORPORATION


                                    By: /s/ Lisa Q. Metts
                                        ------------------------------------
                                        Lisa Q. Metts,
                                        Assistant General Counsel



DATE:   July 14, 1997

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                                 EXHIBIT INDEX


EXHIBIT                                                                                 SEQUENTIALLY
NUMBER                                    DESCRIPTION                                   NUMBERED PAGE
-------                                   -----------                                   -------------

 2.1         Agreement and Plan of Merger by and among Destec Energy, Inc., The
             Dow Chemical Company, NGC Corporation and NGC Acquisition Corporation
             II dated as of February 17, 1997.

 2.2         Asset Purchase Agreement by and between NGC Corporation and The AES
             Corporation dated as of February 17, 1997.

 2.3 First Amendment to Asset Purchase Agreement and the related schedules dated as of June 29, 1997

 2.4         Asset Purchase Agreement between Destec Energy, Inc. and ECT EOCENE
             Enterprises, Inc. dated July 1, 1997

 4.1         NGC Corporation Guaranty dated as of June 27, 1997 (CoGen)

 4.2         NGC Corporation Guaranty dated as of June 27, 1997 (Wabash)

 4.3 Amended and Restated Credit Agreement dated as of June 27, 1997, among NGC Corporation and The First National Bank of Chicago, individually and as Agent, The Chase Manhattan Bank and Nations Bank of Texas N.A., individually and as Co-Agents, and the Lenders named therein

 4.4         First Amendment to Letter of Credit Facility Agreement dated as of
             April 23, 1997

99.1 Press Release dated June 30, 1997 relating to the closing of the Destec Merger and the AES Sale

99.2         Press Release dated July 10, 1997 relating to the Enron Purchase
             Agreement


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